UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 21, 2024

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3200		80203
Denver, Colorado		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously announced, on June 27, 2024, SM Energy Company (“Company”) entered into a Purchase and Sale Agreement with XCL Resources, LLC, and certain affiliated entities (collectively, “XCL”), pursuant to which the Company agreed to purchase all of the rights, titles and interests in the Uinta Basin oil and gas assets owned by XCL (“Acquisition”).
The closing of the Acquisition is subject to, among other things, the satisfaction or waiver of certain conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”). The 30-day waiting period under the HSR Act expired at 11:59 p.m. Eastern Time on August 21, 2024. The closing of the Acquisition is expected to occur on October 1, 2024, subject to the satisfaction or waiver of customary closing conditions.
FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 17A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in this report include the Company’s expectation that the remaining conditions to the closing of the Acquisition will be satisfied or waived, and that the closing of the Acquisition will occur on October 1, 2024. These statements involve known and unknown risks and may be impacted by the risks discussed in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, as such risk factors may be updated from time to time in the Company's other periodic and current reports filed with the Securities and Exchange Commission. These risks also include risks associated with the Acquisition, including the risk that we may fail to consummate the Acquisition on the terms or timing currently contemplated, or at all, the risk that we may fail to realize the expected benefits of the Acquisition, and risks related to the integration of the Acquisition or business disruptions that could result from the Acquisition. The forward-looking statements contained herein speak as of the date of this report. Although the Company may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so, except as required by applicable securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	August 22, 2024	By:	/s/ JAMES B. LEBECK
James B. Lebeck
Executive Vice President and General Counsel